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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report :  December 3, 1997

                              VENTURE SEISMIC LTD.
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               (Exact name of registrant as specified in charter)

                                 ALBERTA, CANADA
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                 (State or other jurisdiction of incorporation)

               0-27070                                  N/A
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      (Commission File Number)           (IRS Employer Identification No.)

             3110 - 80th Avenue S.E. Calgary, Alberta       T2C 1J3
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            (Address of principal executive offices)      (Zip code)

                                 (403) 777-9070
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               (Registrant's telephone number including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

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Item 2.  Other events

        On December 2, 1997 Venture Seismic Ltd. ("Venture") announced it had entered into a letter of intent to acquire 100% of the outstanding capital stock of Continental Holdings Ltd. ("Continental"), for consideration in cash and stock of Venture, with a value in aggregate of approximately $14,525,000. Reference is made to Venture's press release dated December 2, 1997 which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits

        (c)     Exhibits

                99.1 Press release dated December 2, 1997

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VENTURE SEISMIC LTD.

                                    By:/s/ Brian Kozun
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                                       Brian W. Kozun
                                       President and Chief Executive Officer

Dated: December 3, 1997